UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 12, 2006

S&C Holdco 3, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-100717	81-0557245
(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of incorporation)		Identification Number)

1770 Promontory Circle,
Greeley, CO		80634
(Address of principal		(Zip code)
executive offices)
Registrant’s telephone number, including area code: (970) 506-8000
Not Applicable
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Fourth Amendment to Executive Employment Agreement

Item 1.01 Entry into a Material Definitive Agreement.
     In connection with the departure of Danny Herron as disclosed in the registrant’s Current Report on Form 8-K filed on November 18, 2005, Swift Foods Company and Mr. Herron entered into a Fourth Amendment to Executive Employment Agreement (the “Fourth Amendment”), which amends Mr. Herron’s Executive Employment Agreement, dated May 20, 2002, as amended.
     The Fourth Amendment is attached as Exhibit 10.1 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description
10.1	Fourth Amendment to Executive Employment Agreement, dated October 12, 2006, between Swift Foods Company and Danny Herron.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

S&C HOLDCO 3, INC.
By:	/s/ Donald F. Wiseman
Name:	Donald F. Wiseman
Title:	Senior Vice President, General Counsel and Secretary

Date: October 17, 2006